UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                              MEGADATA CORPORATION
                (Name of Registrant as Specified in Its Charter)

                        ---------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
          (1)  Title of each class of securities to which transaction applies:
          (2)  Aggregate number of securities to which transaction applies:
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
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               paid:
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         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          (1)  Amount previously paid:
          (2)  Form, Schedule or Registration Statement No.:
          (3)  Filing Party:
          (4)  Date Filed:

                              MEGADATA CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                                 APRIL 16, 2008

The Annual Meeting of the shareholders of Megadata Corporation (the "Company") will be held at the LaGuardia Marriott Hotel, in East Elmhurst, New York, on April 16, 2008, at 11:00 A.M., for the following purposes:

     1.   To elect directors for the next year;
     2. To ratify the appointment of BDO Seidman, LLP, as the independent registered public accounting firm of the Company for the fiscal year ending October 31, 2008;
     3.   To approve the Company's name change to PASSUR Aerospace, Inc.; and
     4. To transact such business as may properly come before the meeting or any adjournment or adjournments thereof.

Only shareholders of record at the close of business on March 7, 2008, will be entitled to vote at the Annual Meeting. A list of shareholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and during business hours from March 12, 2008, to the date of the Annual Meeting at the Company's headquarters in Connecticut.

Whether you expect to attend the Annual Meeting or not, your vote is important. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada.

                                      By Order of the Board of Directors


                                      Jeffrey P. Devaney
                                      Chief Financial Officer, Treasurer,
                                      and Secretary

47 Arch Street
Greenwich, CT 06830
March 14, 2008



            IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD BE COMPLETED
                              AND RETURNED PROMPTLY

                              MEGADATA CORPORATION
                                 PROXY STATEMENT

March 12, 2008

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Megadata Corporation ("Megadata", the "Company", "our") for use at the Annual Meeting of Shareholders to be held at the LaGuardia Marriott Hotel, 102-05 Ditmars Blvd., East Elmhurst, New York, on April 16, 2008, at 11:00 a.m.

Shares cannot be voted at the Annual Meeting unless the owner thereof is present in person or by proxy. All properly executed and unrevoked proxies in the accompanying form that are received in time for the Annual Meeting will be voted at the Annual Meeting, or any adjournment or postponement thereof, in accordance with any specification thereon, or if no specification is made, such proxies will be voted "FOR" the election of the named director nominees; "FOR" the ratification of BDO Seidman, LLP, as independent registered public accountants; and "FOR" the Amendment to the Certificate of Incorporation to change the name of the Company from "Megadata Corporation" to "PASSUR Aerospace, Inc.". The Board of Directors knows of no other matters which may be brought before the Annual Meeting. However, if any other matters are properly presented for action, it is the intention of the named proxies to vote on them according to their best judgment. Any person giving a proxy may revoke it by written notice to the Company at any time prior to the exercise of the proxy. In addition, although mere attendance at the Annual Meeting will not revoke the proxy, a person present at the Annual Meeting may withdraw his or her proxy and vote in person. Rights of appraisal or similar rights of dissenters are not available to shareholders of the Company with respect to any matter to be acted upon at the Annual Meeting.

The Annual Report on Form 10-K of the Company for the fiscal year ended October 31, 2007, as filed with the Securities and Exchange Commission and including the financial statements of the Company, is enclosed herewith.

The mailing address of the principal executive office of the Company is 47 Arch Street, Greenwich, Connecticut, 06830. This Proxy Statement and the accompanying form of proxy are expected to be mailed to the shareholders of the Company on or about March 12, 2008.

                                VOTING SECURITIES

The Company's only class of voting securities outstanding is its Common Stock, par value $0.01 per share (the "Common Stock"). On March 7, 2008, there were _________ shares of Common Stock outstanding. At the Annual Meeting, each shareholder of record at the close of business on March 7, 2008, will be entitled to one vote for each share of Common Stock owned on that date as to each matter presented at the Annual Meeting. Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a plurality of the votes cast by holders of shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote is required for the election of directors. The affirmative vote of a majority of the shares of Common Stock represented at the meeting and entitled to vote is required to ratify the appointment of BDO Seidman, LLP, as the Company's independent registered public accounting firm. The affirmative vote of a majority of the outstanding shares entitled to vote is required to amend the Certificate of Incorporation to change the name of the Company to PASSUR Aerospace, Inc. An abstention with respect to any proposal will be counted as present for purposes of determining the existence of a quorum, but will have the practical effect of a negative vote as to that proposal. In the event of a broker non-vote with respect to any proposal coming before the meeting caused by the beneficial owner's failure to authorize a vote on such proposal, the proxy will be counted as present for the purpose of determining the existence of a quorum, but will not be deemed present and entitled to vote on that proposal for the purpose of determining the total number of shares of which a majority is required for adoption, having the practical effect of reducing the number of affirmative votes required to achieve a majority vote for such matter by reducing the total number of shares from which a majority is calculated. An automated system administered by the Company's transfer agent will be used to tabulate the proxies.

                            I. ELECTION OF DIRECTORS

Unless otherwise directed, the persons named in the accompanying form of proxy intend to vote at the Annual Meeting "FOR" the election of the nominees named below as Directors of the Company, to serve until the next Annual Meeting and until their successors are duly elected and qualified. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF SUCH NOMINEES.

If any nominee is unable to stand for election when the election takes place, the shares represented by valid proxies will be voted in favor of the remaining nominees and for such person, if any, as shall be designated by the present Board of Directors to replace such nominee. The Board of Directors does not presently anticipate that any nominee will be unable to stand for election.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

The following information with respect to the principal occupation or employment, other affiliations, and business experience of each nominee during the last five years has been furnished to the Company by such nominee. Except as indicated, each of the nominees has had the same principal occupation for the last five years. All of the nominees are currently Directors of the Company.

G. S. Beckwith Gilbert, age 66, has continued to serve as the Company's Chairman of the Board since his election in 1997. Mr. Gilbert was appointed Chief Executive Officer in October of 1998 and served as such until his retirement from that post on February 1, 2003. In addition, Mr. Gilbert has been President and Chief Executive Officer of Field Point Capital Management Company, a merchant-banking firm, since 1988 and a Director of Davidson Hubeny Brands. Mr. Gilbert is also Chairman of the Board of Fellows of Harvard Medical School, a Trustee of the Rockefeller University, a Director of the Yale Cancer Center, and a Trustee of the Williston Northampton School.

James T. Barry, age 46, was named President of the Company on April 14, 2003, and Chief Executive Officer on February 1, 2003. Since Mr. Barry joined the Company in 1998, he has held the positions of Chief Operating Officer, Chief Financial Officer, Secretary, and Executive Vice President. From 1989 to 1998, he was with Dianon Systems, Inc., most recently as Vice President of Marketing. Prior to Dianon, Mr. Barry was an Officer in the United States Marine Corps.

John R. Keller, age 67, a co-founder of the Company, has been with the Company since its inception in 1967. Mr. Keller received his bachelor's and master degrees in engineering from New York University in 1960 and 1962, respectively. Mr. Keller currently serves as Executive Vice-President of the Company.

Paul L. Graziani, age 50, has been a Director of the Company since 1997. He is the President and Chief Executive Officer of Analytical Graphics, Inc. (AGI), a leading producer of commercially available analysis and visualization software for the aerospace, defense, and intelligence communities. Mr. Graziani has been recently recognized as "CEO of the Year" by the Philadelphia region's Eastern Technology Council and the Chester County Chamber of Business and Industry; "Entrepreneur of the Year" regional winner by Ernst & Young; and "Businessman of the Year" by the local Great Valley Regional Chamber of Commerce. An Associate Fellow of the American Institute of Aeronautics and Astronautics (AIAA), he sits on the Boards of Directors of The Space Foundation and the United States Geospatial Intelligence Foundation; serves on the Advisory Boards for the Galaxy Explorers, the Joint Military Intelligence College Foundation, and Penn State Great Valley; and is a member of the Enduring Value Advisory Council for Zanett Inc. Mr. Graziani, after fulfilling his board tenure, was recently elected to the honorary position of Life Director of the Space Foundation.

Bruce N. Whitman, age 74, has been a Director of the Company since 1997. He is the President, CEO, and a Director of FlightSafety International and has held other positions such as Executive Vice President since 1961. He is currently a Director and Chairman of the Executive Committee of Megadata, a Director and Chairman of the Nominating Committee of the Congressional Medal of Honor Foundation, a Director of the General Aviation Manufacturers Association, a Director of the Wings Club, and a Director Emeritus of the Smithsonian National Air and Space Museum. He is a member of the Board of Governors of The Aerospace Industries Association, the Civil Air Patrol and a member of its Audit Committee, a trustee of the Falcon Foundation, the Kent School, and the National World War II Museum.

Richard R. Schilling, Jr., age 82, has been a Director of the Company since 1974. Mr. Schilling is a member of the law firm of Burns, Kennedy, Schilling & O'Shea, New York, New York.

James J. Morgan, age 65, has been a Director of the Company since 2005. Mr. Morgan is a partner in the New York City based private equity firm Jacobson Partners. In his role at Jacobson Partners, Mr. Morgan serves as a Board Member of Bertucci's Inc. Mr. Morgan retired in 1997 as President and Chief Executive Officer of Philip Morris Incorporated.

BOARD OF DIRECTORS AND COMMITTEES

During the fiscal year ended October 31, 2007, the Board of Directors held three regularly scheduled meetings and no special meetings. From time to time, the Board of Directors also acts by unanimous written consent and, during fiscal 2007, the Board of Directors acted by unanimous written consent twice. Each of our Directors attended all of the scheduled meetings of the Board and the Committees on which they served, that were held during the period for which they were a Director or a Committee Member, respectively. We encourage each of our Directors to attend the Annual Meeting. To that end, and to the extent reasonably practical, we regularly schedule a meeting of the Board of Directors on the same day as our Annual Meeting. Each member of our Board of Directors attended the 2007 Annual Meeting.

The Board of Directors has determined, after considering all the relevant facts and circumstances, that each of Messrs. Graziani, Whitman, Schilling, and Morgan are independent directors, as "independence" is defined by the NASDAQ Stock Market ("NASDAQ") listing standards. Although the Company is not listed on NASDAQ, Messrs. Graziani, Whitman, Schilling and Morgan are independent directors, as "independence" is defined by the NASDAQ listing standards.

The Board of Directors presently has standing Audit, Compensation, and Executive Committees, the current membership and principal responsibilities of which are described below. The Board of Directors does not have a formal Nominating Committee; however, all of the Directors review and approve all Director nominees presented to the Board.

AUDIT COMMITTEE

Members: Mr. Graziani, Mr. Schilling, and Mr. Whitman.

The Audit Committee's responsibilities include the following: approve the registered public accounting firm to be retained by the Company; meet with the Company's registered public accounting firm at least annually to review the scope and the results of the annual audit; receive and consider the auditors' comments as to internal controls, accounting staff, management performance, and procedures performed as well as results obtained in connection with the audit; and periodically review and approve major accounting policies and significant internal control procedures. In addition, the Audit Committee reviews the independence of the registered public accounting firm and its fee for services rendered to the Company and discusses with the registered public accounting firm any other audit-related matters that may arise during the year. The Members of the Audit Committee have been appointed by the Board of Directors. Although the Company is not listed on NASDAQ, all of the Audit Committee Members meet the independence requirements of the NASDAQ listing standards. Additionally, the Board of Directors has determined that Mr. Graziani meets the Securities and Exchange Commission's criteria of an "audit committee financial expert" as set forth in Item 407(d)(5) of Regulation S-K. Mr. Graziani acquired the attributes necessary to meet such criteria by means of having held positions that provided relevant experience.

The Audit Committee held four meetings during fiscal year 2007. The Board of Directors has adopted a Charter to set forth the Audit Committee's responsibilities. The Company hereby incorporates by reference into this item the Audit Committee Charter in the definitive proxy statement on schedule 14A filed on February 28, 2007.

REPORT OF THE AUDIT COMMITTEE:

The Board of Directors has appointed an Audit Committee, consisting of three Directors. Although the Company is not listed on NASDAQ, all of the members of the Audit Committee are independent of the Company and management, as "independence" is defined under the NASDAQ listing standards.

The purpose of the Audit Committee is to assist our Board of Directors with the oversight of the integrity of the financial statements of the Company, the Company's compliance with legal and regulatory matters, the registered public accounting firm's qualifications and independence, and the performance of our Company's registered public accounting firm. The Audit Committee oversees the Company's accounting and financial reporting process and audits of the financial statements of the Company on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The registered public accounting firm is responsible for auditing our financial statements and expressing an opinion that the financial statements are in conformity with generally accepted accounting principles in the United States.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee discussed with the registered public accounting firm, who are responsible for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles, and other such matters as are required to be discussed with the registered public accounting firm by the Statement on Auditing Standards No. 61, as amended. In addition, the Audit Committee has discussed with the registered public accounting firm the auditors' independence from management. The Company and the Audit Committee have received the written disclosures and the letter from the registered public accounting firm required by Independence Standards Board Standard No. 1 and considered the compatibility of non-audit services with the auditors' independence.

The Audit Committee discussed with the Company's registered public accounting firm the overall scope and plans for their respective audit. The Audit Committee meets with the registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held four meetings during fiscal 2007.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended October 31, 2007, for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's registered public accounting firm.

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended or the Securities Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

                                   Respectfully submitted,

                                   Paul L. Graziani, Audit Committee Chair
                                   Richard R. Schilling, Audit Committee Member
                                   Bruce N. Whitman, Audit Committee Member

COMPENSATION COMMITTEE

Members: Mr. Graziani, Mr. Schilling, Mr. Whitman, and Mr. Morgan.

The Compensation Committee determines salaries, bonuses, and incentive compensation for the Company's executive officers, awards stock options, and stock bonuses to eligible executives, employees, and consultants under the Company's 1999 Stock Incentive Plan (the "Plan"), and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Members of the Compensation Committee have been appointed by the Board of Directors. Mr. Morgan was appointed Chairman at the April 13, 2006, Board of Directors meeting. Although the Company is not listed on NASDAQ, all of the Compensation Committee Members meet the independence requirements of the NASDAQ listing standards. The Compensation Committee held one meeting during fiscal year 2007.

The Board of Directors has adopted a charter to set forth the Compensation Committee's responsibilities. A copy of the charter is attached as Exhibit A of this Proxy Statement.

EXECUTIVE COMMITTEE

Members: Mr. Gilbert, Mr. Graziani, Mr. Barry, Mr. Morgan, and Mr. Whitman.

The Executive Committee was established in October 1998. The Executive Committee's primary function is to assist management in formulating the Company's strategy and to perform such other duties as may be designated by the Board of Directors. Mr. Whitman was appointed Chairman at the April 13, 2006, Board of Directors meeting. The Executive Committee held two meetings during fiscal year 2007.

NOMINATING COMMITTEE

The Board believes that a separate nominating committee is not necessary at this time, given the size of the Company and the Board, to ensure that candidates are appropriately evaluated, nor would a nominating committee add to the effectiveness of the evaluation and nomination process. For these reasons, the Board believes it is not appropriate to have a nominating committee.

Currently, the Board performs the functions typical of a nominating committee, including the identification, recruitment, and selection of nominees for election as Directors of the Company. Although the Company is not listed on NASDAQ, director nominees will be evaluated by the Company's Directors who meet the independence requirements of the NASDAQ listing standards. In selecting nominees for the Board, the Company seeks to identify individuals who are thought to have the business background and experience, industry specific knowledge and general reputation, and expertise that would allow them to contribute as effective Directors to the Company's governance, and who are willing to serve as Directors of a public company.

The Company does not have a specific policy on shareholder-recommended director candidates. However, the Board will consider director nominations made by shareholders. The Board's process for evaluating directors nominated by shareholders is the same as the process for evaluating any other director nominees. Shareholders wishing to submit director-nominee recommendations for the 2009 Annual Meeting of Shareholders should write to the Corporate Secretary, Jeffrey Devaney, Megadata Corporation, 47 Arch Street, Greenwich, CT 06830. Any such shareholder must meet the minimum eligibility requirements specified in Exchange Act Rule 14a-8 and must submit, within the same time frame for submitting a shareholder proposal required by Rule 14a-8: (1) evidence in accordance with Rule 14a-8 of compliance with the shareholder eligibility requirements, (2) the written consent of the candidate(s) for nomination as a Director, (3) a resume or other written statement of the qualifications of the candidate(s) for nomination as a Director, and (4) all information regarding the candidate(s) and the shareholder that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board of Directors.

In order for a shareholder(s) recommended director candidate(s) to be considered by the Board for nomination at the 2009 Annual Meeting of Shareholders, the Company must receive the recommendation no later than 5:00 p.m. local time (eastern) on November 30, 2008. Such recommendations must be sent to the Company via registered, certified, or express mail. Properly submitted shareholder recommendations will be delivered to the Board for consideration. Individuals recommended by shareholders in accordance with these procedures will receive the same consideration as other individuals evaluated by the Board.

CODE OF ETHICS AND BUSINESS CONDUCT

The Company has adopted a Code of Ethics and Business Conduct that applies to all officers, directors, and employees regarding their obligations in the conduct of Company affairs. The Company's Code of Ethics and Business Conduct is available on the Company's website at www.passur.com.

SHAREHOLDER COMMUNICATIONS

Our shareholders may communicate directly with the members of the Board of Directors or the individual chairperson of standing Board committees by writing to those individuals at the following address: Megadata Corporation, 47 Arch Street, Greenwich, CT 06830. The Company's general policy is to forward, and not intentionally screen, any mail received at the Company's corporate office that is sent directly to an individual unless the Company believes the communication may pose a security risk.

EXECUTIVE OFFICERS

For information with respect to Mr. Barry and Mr. Keller, who are also Directors, see "Election of Directors -- Information Concerning Directors and Nominees."

Dr. James A. Cole, age 67, currently serves as Senior Vice-President and the Director of Research and Development of the Company. Dr. Cole earned a Ph.D. in physics from Johns Hopkins University in 1966. He is a current member of the American Association for the Advancement of Science, American Physics Society, Association for Computing Machinery, Institute of Electrical and Electronic Engineers, and IEEE Computer Society. Dr. Cole has been with the Company since 1974.

Jeffrey P. Devaney, age 49, joined the Company as Chief Financial Officer, Treasurer, and Secretary on June 14, 2004. Prior to joining the Company, Mr. Devaney was the Chief Financial Officer at Cierant Corporation from 2002 to 2004. From 2000 to 2001, he was a Controller at SageMaker, Inc. From 1995 to 2000, he was the Controller at Information Management Associates, Inc.

Matthew H. Marcella, age 50, was named Vice-President of Software Development on January 15, 2003. Mr. Marcella joined the Company in 2001 from Cityspree Inc., where he served as lead Software Architect from 2000 to 2001. From 1999 to 2000, he was a Vice-President at Deutsche Bank and Nomura Securities. From 1996 to 1999, he was a Technical Officer at UBS Securities.

Ron A. Dunsky, age 45, was named Vice-President of Marketing on May 21, 2003. Mr. Dunsky joined the Company in 2001, and initially served as Director of Marketing and New Product Development. Prior to joining the Company, Mr. Dunsky was a Senior Aviation Producer with the New York Bureau of ABCNews.com from 2000 to 2001. Prior to ABCNews.com, he was a Senior Aviation Producer with the New York Bureau of CNN from 1995 to 2000.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth below with our management. Based on this review and discussion with management, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this Proxy Statement

MEMBERS OF THE COMPENSATION COMMITTEE:

James J. Morgan (Chairman)          Richard R. Schilling
Paul L. Graziani                    Bruce N. Whitman

                      COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION PHILOSOPHY AND OBJECTIVES OF OUR EXECUTIVE COMPENSATION PROGRAM

The Compensation Committee is responsible for setting and monitoring the effectiveness of the compensation provided to the Company's named executive officers. In its decision-making, the Compensation Committee is guided by a compensation philosophy designed to reward named executive officers for the achievement of business goals and the maximization of shareholder returns. Specific levels of pay and incentive opportunity are determined by the competitive market for executive talent and, where appropriate, the need to invest in the future growth of the business. The compensation program, which provides incentives for named executive officers to achieve the short-term and long-term goals of the Company, comprises four key components: base salary, annual bonus awards, stock option awards, and benefits.

BASE SALARY - Base pay levels are largely determined through comparisons with companies of similar size. Actual salaries are based on individual performance contributions within a tiered salary range for each position that is established through job evaluation and competitive comparisons.

ANNUAL BONUS AWARDS - The Company's bonus program is intended to reward executive officers for the achievement of various annual performance goals as approved by the Company's Board of Directors.

STOCK OPTION AWARDS - The Compensation Committee strongly believes that by providing executives an opportunity to own shares of the Company's stock, the best interests of shareholders and executives will be closely aligned. Therefore, although no stock options were granted to our named executive officers during fiscal 2007, all named executive officers are eligible to receive stock options from time to time, giving them the right to purchase shares of Common Stock of the Company at a future date at a specific price based upon the fair market value of the Company's Common Stock on the date of the stock option grant. The number of outstanding stock options held by our named executive officers as of October 31, 2007, is disclosed in the "Outstanding Equity Awards at Fiscal 2007 Year-End" table.

BENEFITS - Executive officers are eligible to participate in benefit programs designed for all full-time employees of the Company. These programs include a 401(k) plan, medical insurance, and life-insurance coverage. The Chief Executive Officer is provided with a vehicle.

ANAYLSIS OF 2007 COMPENSATION DECISIONS

For fiscal 2007, the Compensation Committee determined that Mr. Barry, the Chief Executive Officer, was eligible for an annual bonus award. Mr. Barry is eligible to be paid a bonus at the discretion of the Compensation Committee. The bonus is not tied to a specific formula. Mr. Barry's compensation was determined by the Compensation Committee's evaluation regarding his overall performance and that the Company met its budgeted revenue growth and net income goals. Mr. Barry was awarded a $100,000 bonus for his fiscal 2007 performance.

In addition, the Compensation Committee determined to increase the salary of the named executives in the amounts below for their contribution to the Company's performance in fiscal 2007.

Base salary increases for the named executive officers of the Company were made in May 2007, other than Mr. Devaney, which was effective July 2007.

                                                                                   PRIOR       CURRENT
                                                                                   BASE          BASE
          NAME                                    TITLE                           SALARY        SALARY
          ----                                    -----                           ------        ------

Dr. James  A. Cole         Senior Vice President of Research and Development      $170,000      $190,000

Matthew H. Marcella        Vice-President of Software Development                 $141,500      $156,500

Jeffrey P. Devaney         CFO, Treasurer, and Secretary                          $125,000      $135,000


                           SUMMARY COMPENSATION TABLE

The following table sets forth the compensation for the 2007 fiscal year of the Chief Executive Officer, Chief Financial Officer and the Company's three other most highly compensated Executive Officers whose total compensation exceeded $100,000 during any such year.

                                                                                       CHANGE IN
                                                                                        PENSION
                                                                                       VALUE AND
                                                                         NON-EQUITY   NONQUALIFIED
                                                                          INCENTIVE     DEFERRED
    NAME AND PRINCIPAL                                 STOCK   OPTION       PLAN      COMPENSATION     ALL OTHER
         POSITION           YEAR   SALARY     BONUS    AWARDS  AWARDS(1) COMPENSATION   EARNINGS    COMPENSATION(2)   TOTAL
         --------           ----   ------     -----    ------  --------- ------------   --------    ---------------   -----

      James T. Barry        2007   $150,000      -        -     $6,555   $100,000(3)       -           $22,900       $279,455
    President and CEO

    Jeffrey P. Devaney      2007   $132,116      -        -     $5,520       -             -           $19,274       $156,910
   CFO, Treasurer, and
        Secretary

    Dr. James A. Cole       2007   $179,923      -        -     $6,355       -             -           $17,900       $204,178
 Senior Vice-President of
 Research and Development

   Matthew H. Marcella      2007   $148,942      -        -     $2,914       -             -           $22,900       $174,756
    Vice-President of
         Software
       Development

      Ron A. Dunsky         2007   $120,000   $40,000(4)  -     $4,905       -             -           $22,900       $187,805
    Vice-President of
        Marketing

     1) Represents the compensation costs recognized for financial statement reporting purposes in fiscal 2007 for the fair value of stock options in accordance with Statement of Financial Accounting Standards ("SFAS") No. 123R, rather than an amount paid to or realized by the named executive officer. The assumptions used to fair value these options are disclosed in the Company's annual financial statements set forth in the Company's Annual Report on Form 10-K, Footnote 1.
     2) All other compensation in fiscal 2007 represents: benefit plans; including medical, dental, group life, disability, accidental death and dismemberment insurance.
     3) Represents cash awards under the Company's 2007 Performance based bonus plan. This amount was earned in fiscal 2007 and paid in fiscal 2008.
     4)   Represents sales commissions paid in fiscal year 2007.

                        2007 GRANTS OF PLAN-BASED AWARDS

The following table provides information on the annual incentive bonus that the Chief Executive Officer was eligible to receive in fiscal 2007 under the Company's performance based plan. There were no Equity Incentive Plan Awards or Other Stock Awards in fiscal 2007.


                         ESTIMATED FUTURE PAYOUTS UNDER
                        NON-EQUITY INCENTIVE PLAN AWARDS


                                                                        ALL OTHER
                                                                         OPTION
                                                                         AWARDS:                     GRANT DATE
                                                                        NUMBER OF                    FAIR VALUE
                                                                        SHARES OF     EXERCISE OR     OF STOCK
                      GRANT                                             STOCK OR     BASE PRICE OF     OPTION
       NAME           DATE       THRESHOLD     TARGET       MAXIMUM      UNITS       OPTION AWARDS     AWARDS
-------------------------------------------------------------------------------------------------------------
  James T. Barry       2007       --        $100,000 (1)      --           --              --            --
 President and CEO

     1) The amount shown reflects a targeted cash payment for achievement of certain goals as defined by the Company's Compensation Committee under the performance based plan.

                OUTSTANDING EQUITY AWARDS AT FISCAL 2007 YEAR-END

The following table sets forth the outstanding equity awards as of the 2007 fiscal year-end for the Chief Executive Officer, Chief Financial Officer and the Company's three other most highly compensated Executive Officers whose total compensation exceeded $100,000 during any such year.

                                                            EQUITY
                                                         INCENTIVE PLAN
                                                             AWARDS:
                              NUMBER OF     NUMBER OF      NUMBER OF
                             SECURITIES    SECURITIES     SECURITIES
                             UNDERLYING    UNDERLYING     UNDERLYING
                             UNEXERCISED   UNEXERCISED    UNEXERCISED     OPTION
                             OPTIONS (#)   OPTIONS (#)      UNEARNED     EXERCISE          OPTION
     NAME                    EXERCISABLE  UNEXERCISABLE    OPTIONS (#)   PRICE ($)     EXPIRATION DATE
     ----                    -----------  -------------    -----------   ---------     ---------------

James T. Barry                 40,000         -                -           $0.15           7/13/2009
President and CEO              25,000         -                -           $0.15           7/13/2009
                                7,500         -                -           $1.63           1/26/2010
                               30,000         -                -           $2.75            4/9/2010
                               50,000         -                -           $0.81           7/16/2010
                               30,000         -                -           $0.78          10/31/2010
                              100,000         -                -           $0.25           4/13/2013
                               30,000         -                -           $0.30            3/7/2014
                               67,000         -                -           $0.51            4/6/2014
                               13,333       6,667              -           $0.24          11/15/2014
                               ------       -----
                              392,833       6667               -

Jeffrey P. Devaney             33,333      16,667              -           $0.24          11/15/2014
CFO, Treasurer,
and Secretary                  20,000      10,000              -           $0.24          11/15/2014
                               ------      ------
                               53,333      26,667              -

Dr. James A. Cole -
Senior Vice-President of       20,000         -                -           $0.38           1/28/2008
Research and Development       15,000         -                -           $0.15           7/13/2009
                               30,000         -                -           $0.84           7/26/2010
                                5,000         -                -           $0.40          10/21/2012
                               20,000         -                -           $0.36           7/23/2013
                               33,333      16,667              -           $0.28            6/6/2015
                                6,667      13,333              -           $0.52          12/28/2015
                                -----      ------
                              130,000      30,000              -

Matthew H. Marcella
Vice-President of Software     30,000         -                -           $0.41            7/1/2011
Development                     5,000         -                -           $0.40          10/21/2012
                               15,000         -                -           $0.25           4/13/2013
                               20,000         -                -           $0.36           7/23/2013
                               30,000         -                -           $0.30            3/9/2014
                               30,000         -                -           $0.51            4/6/2014
                               ------
                              130,000         -                -

                                      -14-


Ron A. Dunsky
Vice-President of              40,000         -                -           $0.63            2/4/2011
Marketing                       5,000         -                -           $0.40          10/21/2012
                               15,000         -                -           $0.25           4/13/2013
                               15,000         -                -           $0.36           7/24/2013
                               30,000         -                -           $0.30            3/8/2014
                               13,333       6,667              -           $0.24          11/15/2014
                               40,000         -                -           $0.51            4/6/2014
                               ------      ------
                              158,333       6,667


     1) Prior to February 1, 2007, options vest ratably over a three-year period in equal annual increments. Stock options granted after February 1, 2007, vest ratably over a five-year period in equal annual increments. The named Executive Officers have not been granted any stock options that vest over a five-year period. Options expire after the tenth anniversary of the grant date.



POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

All of the Officers of the Company are employed on an at-will basis. There are no contracts, agreements, plans, or arrangements that provide for payments to a named executive officer at, following, or in connection with any termination, change in control, or change in the named Executive Officers responsibilities.

                        FISCAL 2007 DIRECTOR COMPENSATION

Directors who are not employees of the Company are currently paid $500 for each meeting of the Board of Directors and each committee meeting attended in person or by phone, except for Mr. Gilbert, who receives a retainer of approximately $16,000 per annum for services as such and does not receive any meeting fees. Mr. Barry and Mr. Keller, who are employees of the Company, receive no additional compensation for their services as Directors of the Company. Directors are reimbursed for expenses they incur to attend meetings of the Board and its committees.

On September 12, 2005, Mr. Morgan received options to purchase 30,000 shares of common stock when he joined the Board of Directors. The options vest ratably over a three-year period. On September 12, 2005, to compensate for their service on the Executive Committee, Mr. Graziani and Mr. Whitman received options to purchase 25,000 shares of common stock, which also vest ratably over a three-year period.

In addition, on April 13, 2006, to compensate Mr. Whitman, Mr. Morgan, and Mr. Graziani for service as the Chairmen of the Executive Committee, the Compensation Committee and the Audit Committee, respectively, each received options to purchase an additional 25,000 shares of common stock, which vest ratably over a three-year period. The Company, in fiscal year 2007, did not grant any stock options to named Executive Officers.

The table below sets forth the compensation of the Company's non-employee Directors for the 2007 fiscal year.


                             DIRECTORS COMPENSATION

                             FEES
                           EARNED OR
                            PAID IN        STOCK          OPTION       ALL OTHER
NAME                         CASH          AWARDS          AWARDS      COMPENSATION     TOTAL
----                         ----          ------          ------      ------------     -----

G.S. Beckwith Gilbert      $15,912(1)        -                -             -         $ 15,912
Richard R. Schilling, Jr.   $2,000(2)        -                -             -         $  2,000
Bruce N. Whitman            $3,000(2)        -           $5,343 (3)         -         $  8,343
Paul L. Graziani            $3,000(2)        -           $5,343 (3)         -         $  8,343
James J. Morgan             $3,000(2)        -           $7,771 (3)         -         $ 10,771

     1)   For services rendered as Chairman of the Board.
     2) Directors who are not employees of the Company receive $500 for regular Board meetings and $500 per Committee meeting attended in person or by teleconference.
     3) Represents the compensation costs recognized for financial statement reporting purposes in fiscal 2007 for the fair value of stock options in accordance with SFAS No. 123R, rather than as amount paid to or realized by the named Director.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Members of the Compensation Committee, Messrs, Morgan, Graziani, Schilling, and Whitman, are not Officers or employees of the Company and receive no compensation other than in their capacity as Directors. They have no other relationship with the Company other than as Directors and Shareholders. During the fiscal year 2007, no interlocking relationship existed between the Company's Board of Directors or Compensation Committee and the Board of Directors or Compensation Committee of any other company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors and Executive Officers, and persons who own more than ten percent of a registered class of the Company's Equity Securities, to file with the Securities and Exchange Commission initial Reports of Ownership and Reports of Changes in Ownership of Common Stock and other equities of the Company. Officers, Directors, and persons who own more than ten percent of a registered class of the Company's equity securities are required to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and representations that no other reports were required during the fiscal year ended October 31, 2007, all Section 16(a) reporting requirements applicable to its Officers, Directors, and greater than ten percent beneficial shareholders, were complied with. All information required to be disclosed on such Form 3's or Form 4's has been disclosed and were filed timely by such individuals.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of October 31, 2007, with respect to the Company's common stock that may be issued under its existing equity compensation plans. The table shows the number of securities to be issued under equity compensation plans that have been approved by shareholders. The Company does not have any equity compensation plans that were not approved by shareholders.


---------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF SECURITIES
                                                                                         REMAINING AVAILABLE
                                                                                         FOR FUTURE ISSUANCE
                                                                                            UNDER EQUITY
                                                                                         COMPENSATION PLANS
                                        NUMBER OF SECURITIES TO    WEIGHTED-AVERAGE     (EXCLUDING SECURITIES
                                        BE ISSUED UPON EXERCISE    EXERCISE PRICE OF     REFLECTED IN COLUMN
PLAN CATEGORY                           OF OUTSTANDING OPTIONS    OUTSTANDING OPTIONS           (A))
---------------------------------------------------------------------------------------------------------------
                                                  (A)                     (B)                    (C)
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
EQUITY COMPENSATION PLAN APPROVED BY
  SECURITY HOLDERS                             1,715,500                 $ .51                 506,167
---------------------------------------------------------------------------------------------------------------
EQUITY COMPENSATION PLANS NOT APPROVED
 BY SECURITY HOLDERS                               -                       -                       -
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
TOTAL                                          1,715,500                 $ .51                 506,167
---------------------------------------------------------------------------------------------------------------

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth the number of shares of the Company's Common Stock, $0.01 par value, beneficially owned by each Director of the Company, each nominee for Director of the Company, each Executive Officer of the Company, and all Directors, Nominees and Executive Officers of the Company, as a group as of February 22, 2008. Unless otherwise indicated below, each person indicated in the table has sole voting and investment power with respect to all shares included therein.

                                       AMOUNT AND NATURE
                                    OF BENEFICIAL OWNERSHIP       PERCENT OF
     NAME OF BENEFICIAL OWNER       AS OF FEBRUARY 22, 2008        CLASS (1)
    -------------------------------------------------------------------------
    G.S. Beckwith Gilbert              2,723,515   (2)              65.92
    John R. Keller                       224,500   (3)               5.30
    Richard R. Schilling, Jr.             33,000   (4)                .79
    Dr. James A. Cole                    179,400   (5)               3.67
    Bruce N. Whitman                     221,333   (6)               5.26
    Paul L. Graziani                      93,333   (7)               2.22
    James J. Morgan                       56,666   (8)               1.35
    James T. Barry                       399,500   (9)               8.82
    Jeffrey P. Devaney                    80,000  (10)               1.90
    Matthew H. Marcella                  130,000  (11)               3.05
    Ron A. Dunsky                        165,000  (12)               3.84


    Officers and Directors
    as a Group (11 persons)            4,306,247                   102.12
    ----------------------------------------- -------------------------------

(1) For the purposes of this table, "percent of class" held by each person has been calculated based on a total class equal to the sum of (i) 4,131,448 shares of Common Stock issued and outstanding on February 22, 2008, plus
     (ii) for such person the number of shares of Common Stock subject to stock options or warrants presently exercisable, or exercisable within 60 days after February 22, 2008, held by that person.

(2) Mr. Gilbert has shared voting and investment power with respect to 70,000 shares included in the above table.

(3) Includes 107,500 options that are exercisable out of an aggregate 107,500, currently issued and unexercised, Mr. Keller.

(4) Includes 30,000 options that are exercisable out of an aggregate 30,000 granted Mr. Schilling.

(5) Includes 116,667 options that are exercisable out of an aggregate 140,000, currently outstanding and unexercised, Dr. Cole, the balance of which is not immediately exercisable.

(6) Includes 78,333 options that are exercisable out of an aggregate 95,000 granted Mr. Whitman, the balance of which is not immediately exercisable.

(7) Includes 78,333 options that are exercisable out of an aggregate 95,000 granted Mr. Graziani, the balance of which is not immediately exercisable.

(8) Includes 56,666 options that are exercisable out of an aggregate 85,000 granted Mr. Morgan, the balance of which is not immediately exercisable.

(9) Includes 399,500 options that are exercisable out of an aggregate 399,500 granted Mr. Barry.

(10) Includes 80,000 options that are exercisable out of an aggregate 80,000 granted Mr. Devaney.

(11) Includes 130,000 options that are exercisable out of an aggregate 130,000 granted Mr. Marcella.

(12) Includes 165,000 options that are exercisable out of an aggregate 165,000 granted Mr. Dunsky.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information with respect to the only persons who, to the best knowledge of the Company as derived from such person's filings with the Securities and Exchange Commission, beneficially owned more than 5% of the Common Stock of the Company as of February 22, 2008. Unless otherwise indicated below, each person included in the table has sole voting and investment power with respect to all shares included therein.

                    NAME AND ADDRESS             AMOUNT AND NATURE   PERCENT OF
TITLE OF CLASS      OF BENEFICIAL OWNER             OF OWNERSHIP      CLASS (1)
------------------- -------------------------- -------------------- -----------
Common              G.S. Beckwith Gilbert           2,723,515(2)        65.92
Stock               47 Arch Street
                    Greenwich, CT 06830

Stock Options       James T. Barry                    399,500            8.82
                    47 Arch Street
                    Greenwich, CT 06830

Common Stock &      John R. Keller                    224,500            5.30
Stock Options       35 Orville Drive
                    Bohemia, NY 11716

Common Stock &      Bruce N. Whitman                  221,333            5.26
Stock Options       FlightSafety International
                    Marine Air Terminal
                    LaGuardia Airport
                    Flushing, NY 11371

------------------- -------------------------- -------------------- -----------

(1) For the purposes of this table, "Percent of Class" held by each person has been calculated based on a total class equal to the sum of (i) 4,131,448 shares of Common Stock issued and outstanding on February 22, 2008, plus
     (ii) for such person the number of shares of Common Stock subject to Stock Options or Warrants presently exercisable, or exercisable within 60 days after February 22, 2008, held by that person.

(2) Mr. Gilbert has shared voting and investment power with respect to 70,000 shares included in the above table.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During fiscal 2007, G.S. Beckwith Gilbert, the Company's significant shareholder and Chairman, loaned the Company an additional $1,400,000 in exchange for promissory notes bearing interest payable in cash at 4.5% per annum and maturing on November 1, 2008, bringing the principal amount of notes due to Mr. Gilbert to $12,614,880 on October 31, 2007. During fiscal 2006, Mr. Gilbert lent the Company an additional $1,225,000, bringing the total loan to $11,214,880, before accrued interest of $247,867 was added to the principal, resulting in a total of $11,462,747 owed to Mr. Gilbert on October 31, 2006. During fiscal 2005, Mr. Gilbert lent the Company an additional $1,123,415, resulting in a total of $9,989,880 owed to Mr. Gilbert on October 31, 2005. The notes are secured by the Company's assets. The notes payable are classified as long-term as of October 31, 2007, 2006, and 2005.

During fiscal 2007, the Company paid approximately $246,000 to Surf-Tech Manufacturing, Inc., (a non-public corporation) for materials and labor in connection with the production of various replacement, new, and upgraded equipment for PASSUR(R) systems. The Company believes that these rates are competitive and are at or below market rates. A Company Executive Vice-President and Director was a 50% shareholder of the aforementioned company through July 31, 2007, at which time such shares were sold.

The Company considers any transaction that would require disclosure under Item 404(a) of Regulation S-K to be a related-party transaction. To date, the Company has not adopted a formal written policy with respect to related-party transactions. However, an informal, unwritten policy has been in place whereby all such related-party transactions are reported to, and approved by, the full Board of Directors (other than any interested director).

II. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS APPOINTMENT

The Audit Committee has appointed BDO Seidman, LLP, to audit the Company's consolidated financial statements for the fiscal year ending October 31, 2008, subject to the ratification of such appointment by the shareholders at the Annual Meeting. Such firm has no financial interest, either direct or indirect, in the Company. The Board of Directors anticipate that representatives from BDO Seidman, LLP, will attend the annual meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

The affirmative vote of a majority of the shares of Common Stock represented at the meeting and entitled to vote is required to ratify the appointment of BDO Seidman, LLP, as the Company's independent registered public-accounting firm. The Audit Committee is directly responsible for the appointment and retention of the Company's independent registered public-accounting firm. Although ratification by shareholders is not required by the Company's organizational documents or other applicable law, the Audit Committee has determined that requesting the shareholders to ratify the selection of BDO Seidman, LLP, as the Company's independent registered public-accounting firm is a matter of good corporate practice. If shareholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain BDO Seidman, LLP, but may still retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its shareholders.

AUDIT AND AUDIT RELATED FEES

The aggregate fees billed to the Company for the fiscal years ended October 31, 2007, and 2006, respectively, by the Company's independent registered public-accountants, BDO Seidman, LLP, are as follows:

                                             2007               2006
                                           --------           --------
            Audit Fees                     $121,000           $115,000
            Audit Related Fees             $ 14,750               --
            Tax fees                       $ 17,500           $ 16,800
                                           --------           --------
            Total                          $153,250           $131,800

AUDIT FEES:

Fees billed to the Company by BDO Seidman, LLP, relate to the services rendered for (i) the audit of the Company's annual financial statements set forth in the Company's Annual Report on Form 10-K, and (ii) the review of the Company's quarterly financial statements set forth in the Company's Quarterly Report on Form 10-Q for fiscal years ended October 31, 2007, and 2006, respectively.

AUDIT RELATED FEES:

Audit related fees billed to the Company by BDO Seidman, LLP, during fiscal 2007 related to the Company's pending registration statement to be filed. There were no audit related fees billed to the Company for fiscal 2006.

TAX FEES:

Tax fees billed to the Company for fiscal years 2007 and 2006 are comprised of fees for preparing federal and state tax returns and related tax compliance matters. The Audit Committee has considered whether the provision of non-audit fees for services is compatible with maintaining the principal accountant's independence.

ALL OTHER FEES:

There were no other fees paid for professional services to the principal accountants for fiscal years 2007 and 2006.

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

Consistent with SEC policies regarding auditor independence, the Audit Committee (the "Audit Committee") has responsibility for appointing, setting compensation, and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to review and pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services.

Prior to engagement of the independent registered public accounting firm, the Audit Committee will pre-approve all auditing services and all permitted non-audit services (including the fees and terms thereof), except those not requiring pre-approval based upon the de minimus exception set forth in Section 202(i)(1)(b) of the Sarbanes-Oxley Act of 2002, to be performed by the registered public accounting firm, to the extent required by law, according to established procedures. The Audit Committee may delegate to one or more Audit Committee members the authority to grant pre-approvals for audit and permitted non-audit services to be performed by the registered public accounting firm, provided that the decisions of such members to grant pre-approvals will be presented to the full Audit Committee at its next regularly scheduled meeting.

All of the services provided by BDO Seidman, LLP, as described above were approved by the Company's Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF BDO SEIDMAN, LLP, AS REGISTERED PUBLIC ACCOUNTING FIRM.

            III. TO AMEND THE CERTIFICATE OF INCORPORATION TO CHANGE
             MEGADATA CORPORATION'S NAME TO PASSUR AEROSPACE, INC.


On February 26, 2008, our Board of Directors adopted, subject to shareholder approval, a resolution to amend Article FIRST of our Certificate of Incorporation to change our corporate name from "Megadata Corporation" to "PASSUR Aerospace, Inc.".

PURPOSE OF PROPOSED NAME CHANGE

In the judgment of our Board of Directors, the change of our corporate name is desirable because the focus of our business has evolved and expanded. The Company is changing its name primarily because it is known as PASSUR(R) in the marketplace.

TEXT OF PROPOSED AMENDMENT

Article FIRST of our Certificate of Incorporation is proposed to be amended to read as follows:

"FIRST: That the name of the corporation is PASSUR Aerospace, Inc. (the "Corporation")."

If the proposed amendment is adopted, shareholders will not be required to exchange outstanding stock certificates for new stock certificates.

VOTE REQUIRED FOR APPROVAL

The proposed amendment to our Certificate of Incorporation to change the corporate name of our Company will become effective only upon approval by a majority of the outstanding shares entitled to vote at the annual meeting and the filing of a Certificate of Amendment to our Certificate of Incorporation with the Secretary of the State of New York, which filing is expected to take place shortly after the annual meeting. If this proposed amendment is not approved by the shareholders, then the Certificate of Amendment will not be filed.

THE BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE "FOR" THE CHANGE OF THE CORPORATE NAME TO PASSUR AEROSPACE, INC.

                                    SHAREHOLDER PROPOSALS

The eligibility of shareholders to submit proposals, the proper subjects of shareholder proposals, and other governing shareholder proposals are regulated by the rules (the "Shareholder Proposal Rules") adopted under Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act for inclusion in the Company's proxy materials for the 2008 Annual Meeting of Shareholders must be received by the Company at its principal executive office, 47 Arch Street, Greenwich, CT 06830, no later than November 20, 2008.

In addition, in accordance with the Shareholder Proposal Rules, written notice of the shareholder proposals to be submitted outside of Rule 14a-8 described above for consideration at the 2009 Annual Meeting of Shareholders, but not to be included in the Company's proxy materials, must be received by the Company, at the address set forth in the preceding paragraph, on or before February 3, 2009, in order to be considered timely for purposes of the Shareholder Proposal Rules. The persons designated as proxies by the Company in connection with the 2009 Annual Meeting of Shareholders will have discretionary voting authority with respect to any shareholder proposal for which the Company did not receive timely notice.

                              COST OF SOLICITATION

The Company is making this solicitation. The cost of soliciting proxies will be borne by the Company. The Company will also reimburse brokerage firms and other custodians, nominees, and fiduciaries, if any, for reasonable out-of-pocket expenses incurred by them in connection with forwarding solicitation materials to beneficial owners of Common Stock held of record by such persons. Solicitation by the Company will be primarily by mail.

                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

A copy of the Company's Form 10-K for the fiscal year ended October 31, 2007, including all financial statements and schedules (but without exhibits), as filed with the Securities and Exchange Commission, is included herewith and is also available on the Company's website at www.passur.com.

The information under the headings "Compensation Committee Report" above shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulation 14A or 14C, other than as provided in Item 402 of Regulation S-K, or subject to the liabilities of Section 18 of the Exchange Act and, unless specific references is made therein to such headings, will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

                                    Exhibit A
                                     CHARTER
                             COMPENSATION COMMITTEE

STATUS

The Compensation Committee is a committee of the Board of Directors.

MEMBERSHIP

The Compensation Committee shall consist solely of two or more directors, each of whom is (i) a "non-employee director" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and (ii) an "outside director" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

PURPOSE

The purposes of the Compensation Committee are (i) to discharge the responsibilities of the Board of Directors relating to compensation of the Company's CEO and other executives, (ii) to review and discuss with the Company's management the Compensation Discussion and Analysis (CD&A) to be included in the Company's annual proxy statement and determine whether to recommend to the Board of Directors that the CD&A be included in the proxy statement and (iii) to provide the Compensation Committee Report for inclusion in the Company's proxy statement that complies with the rules and regulations of the Securities and Exchange Commission. Except as otherwise required by applicable laws, regulations or listing standards or provided herein, all major decisions are considered by the Board of Directors as a whole.

The Compensation Committee is directly responsible for establishing annual and long-term performance goals and objectives for our elected officers, as well as setting the overall compensation philosophy for the Company. This responsibility includes:

         (i) evaluating the performance of the CEO and other elected officers in light of the approved performance goals and objectives;

         (ii) setting the compensation of the CEO and other elected officers based upon the evaluation of the performance of the CEO and the other elected officers, respectively;

         (iii) making recommendations to the Board of Directors with respect to new cash-based incentive compensation plans and equity-based compensation plans; and

         (iv) preparing an annual performance self-evaluation of the Compensation Committee. In addition, the Compensation Committee:

         (i) administers the Company's stock plans;

         (ii) grants options and awards under the stock plans;

         (iii) advises on the setting of compensation for senior executives whose compensation is not otherwise set by the Committee;

In determining the long-term incentive component of the compensation of the Company's CEO and other elected officers, the Compensation Committee may consider: (i) the Company's performance and relative shareholder return; and
(ii) the value of similar incentive awards to Chief Executive Officers and elected officers at comparable companies.

The Committee has the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate in its sole discretion.

The Compensation Committee may, in its sole discretion, employ a compensation consultant to assist in the evaluation of the compensation of the Company's CEO or other elected officers. The Compensation Committee shall have the sole authority to approve the fees and other retention terms with respect to such a compensation consultant. The Compensation Committee also has the authority, as necessary and appropriate, to consult with other outside advisors to assist in its duties to the Company.

MEETINGS

The Compensation Committee shall meet at least one time each year and at such other times as it deems necessary to fulfill its responsibilities.

                                      PROXY
                              MEGADATA CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                             OF MEGADATA CORPORATION

The undersigned stockholder hereby appoints G.S. Beckwith Gilbert and James T. Barry or either of them, each with power of substitution, as proxy or proxies for the undersigned, to attend the Annual Meeting of the Stockholders of Megadata Corporation (the "Company"), to be held at 11:00 a.m., local time, on April 16, 2008, at The LaGuardia Marriott Hotel, 102-05 Ditmars Blvd, East Elmhurst, NY, or at any adjournment or postponement thereof, and to vote all shares of Common Stock of the Company owned of record by the undersigned at the close of business on March 7, 2008, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue hereof, for the purposes more fully described in the accompanying Proxy Statement, and in their discretion, on other matters which properly come before the meeting:

(1) ELECTION OF DIRECTORS

    FOR all nominees listed below           WITHHOLD AUTHORITY to vote for all
    (except as marked to the contrary)      nominees listed below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

G.S. Beckwith Gilbert

James T. Barry

John R. Keller

Paul L. Graziani

Richard R. Schilling, Jr.

Bruce N. Whitman

James J. Morgan

(2) TO RATIFY THE APPOINTMENT OF BDO SEIDMAN, LLP, AS INDEPENDENT AUDITORS

         FOR          AGAINST              ABSTAIN



(3) TO AMEND THE CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY NAME TO "PASSUR AEROSPACE, INC."

         FOR         AGAINST               ABSTAIN





           (Continued and to be Signed and Dated on the Reverse Side)

         IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON OTHER MATTERS WHICH PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

UNLESS OTHERWISE INDICATED ABOVE OR UNLESS THIS PROXY IS REVOKED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES, FOR THE RATIFICATION OF BDO SEIDMAN, LLP, AS INDEPENDENT AUDITORS, AND FOR THE CHANGE OF THE CORPORATE NAME TO "PASSUR AEROSPACE, INC."



                                             Date: _____________________________

                                             X  ________________________________

                                             X  ________________________________

                                            (IMPORTANT: Please sign exactly as
                                            your name or names appear on the
                                            label affixed hereto, and when
                                            signing as an attorney, executor,
                                            administrator, trustee or guardian,
                                            give your full title as such. If the
                                            signatory is a corporation, sign the
                                            full corporate name by duly
                                            authorized officer, or if a
                                            partnership, sign in partnership
                                            name by authorized person.)